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                                                                   Exhibit 10.13


                        MEMBERSHIP INTEREST PURCHASE AGREEMENT


     This Membership Interest Purchase Agreement (this "Agreement"), dated as of July 1, 2002, is made by and between Stephen H. Gordon, David S. DePillo and Scott F. Kavanaugh and Kerry C. Kavanaugh of the Kavanaugh Family Trust, dated November 20, 1995 (each a "Seller" and together, the "Sellers") and Commercial Capital Bancorp, a Nevada corporation ("Buyer").

                                    RECITALS

          WHEREAS, Sellers own one hundred percent (100%) of the Class A Membership Interests (the "Class A Interests") and ninety-nine percent (99%) of the Class B Membership Interests (the "Class B Interests") of Financial Institutional Partners, LLC, a California limited liability company.

          WHEREAS, Buyer desires to purchase the Class A Interests and the Class B Interests from Sellers for cash consideration in the amount of $1 for the Class A interests and $78,544.75 for the Class B Interests.

          WHEREAS, Sellers desires to sell the Class A Interests and the Class B Interests to Buyer for the consideration stated above.

          NOW, THEREFORE, in consideration of the foregoing and the mutual representations and promises herein contained, the parties agree as follows:

                                    AGREEMENT

          1. Purchase and Sale of Class B Membership Interest. Upon the terms and subject to the conditions set forth herein, Sellers hereby sell, convey and transfer unto Buyer, and Buyer hereby purchases from Sellers, all of Sellers' collective right, title and interest to the Class A and Class B Interests.

          2. Delivery of Consideration. In consideration for Seller's sale of the Class A and Class B Interests to Buyer, Buyer hereby delivers to Seller (a) one dollar ($1) in exchange for the Class A Interests then held by them and (b) seventy-eight thousand five hundred forty-four dollars and seventy-five cents ($78,544.75) in exchange for the Class B Interests then held by them, made payable by cash, check or wire transfer to Sellers.

          3.   Representations and Warranties.

          (a) Sellers and Buyer each represents and warrants to the other that he or it is duly authorized to execute, deliver and perform this Agreement and any other document or agreement to be executed, delivered or performed pursuant hereto, and each of its respective obligations hereunder and thereunder, and that this Agreement and all other such documents or agreements shall constitute the legal, valid and binding obligations of Sellers or Buyer, as the case may be, enforceable in accordance with their respective terms.

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          (b)  Each Seller represents and warrants that he or it has good and valid title to of the Class A and Class B Interests free of any liens, restrictions or encumbrances.

          4. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of California.

          5. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereof.

          6. Notices. All notices or other communications hereunder shall be made in writing and shall be delivered either by personal delivery, United States mail, overnight courier, facsimile or other electronic transmission, to Buyer or Sellers, addressed to the appropriate party at the following address:
One Venture, 3/rd/ Floor, Irvine, California 92618.

          7. Counterparts. This Agreement may be executed in one or more counterparts and each such counterpart shall constitute an original instrument.

          8. Assignment. This Agreement and the rights and obligations may be transferred by either party upon the written consent of the other party.

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                                       2

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives of the date first above written.


                              ("Sellers")
                                -------

                              SCOTT F. KAVANAUGH & KERRY C.
                              KAVANAUGH OF THE KAVANAUGH
                              FAMILY TRUST DATED NOVEMBER 20, 1995


                              /s/ Scott F. Kavanaugh
                              ----------------------------------
                              Scott F. Kavanaugh, tRUSTEE


                              /s/ Kerry C. Kavanaugh
                              ----------------------------------
                              Kerry C. Kavanaugh, Trustee


                              /s/ Stephen H. Gordon
                              ----------------------------------
                              Stephen H. Gordon


                              /s/ David S. DePillo
                              ----------------------------------
                              David S. DePillo


                              ("Buyer")
                                -----

                              Commercial Capital Bancorp, A Nevada corporation

                              By:    /s/ Stephan H. Gordon
                                     --------------------------
                              Title: Chairman/CEO
                                     --------------------------